UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 11, 2013

Date of Report (Date of earliest event reported)

GLU MOBILE INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33368	91-2143667
(Commission File Number)	(I.R.S. Employer Identification No.)

45 Fremont Street, Suite 2800 San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(415) 800-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 11, 2013, Glu Mobile Inc. (the “Company”) reaffirmed the financial guidance for the third and fourth quarter of 2013 and the full year ending December 31, 2013 that it originally published on August 6, 2013. An updated version of the supplemental slides reflecting that reaffirmation are attached as Exhibit 99.01 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.01, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in Exhibit 99.01 shall not be incorporated by reference into any registration statement or other document filed by the Company with the Securities and Exchange Commission, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing (or any reference to this Current Report generally), except as shall be expressly set forth by specific reference in such filing.

(d) Exhibits.

Exhibit No.	Description

99.01	Supplemental slides made available by the Company on September 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

September 11, 2013	By:	/s/ Scott J. Leichtner
Name: Scott J. Leichtner
Title: Vice President, General Counsel and Secretary

Exhibit Index

Number	Description

99.01	Supplemental slides made available by the Company on September 11, 2013.